EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ending December 31, 1994, including any or all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, including specifically this Power of
Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 28, 1995

                                                     /s/ BERNARD BROCHAND
                                                  ------------------------------
                                                         Bernard Brochand

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ending December 31, 1994, including any or all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, including specifically this Power of
Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 28, 1995

                                                    /s/ ROBERT J. CALLANDER
                                                  ------------------------------
                                                        Robert J. Callander

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ending December 31, 1994, including any or all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, including specifically this Power of
Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 28, 1995

                                                  /s/ LEONARD S. COLEMAN, JR.
                                                  ------------------------------
                                                      Leonard S. Coleman, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ending December 31, 1994, including any or all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, including specifically this Power of
Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 28, 1995
                                                      /s/ JOHN R. PURCELL
                                                  ------------------------------
                                                          John R. Purcell

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ending December 31, 1994, including any or all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, including specifically this Power of
Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 28, 1995

                                                      /s/ GARY L. ROUBOS
                                                  ------------------------------
                                                          Gary L. Roubos

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ending December 31, 1994, including any or all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, including specifically this Power of
Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 28, 1995

                                                   /s/ QUENTIN I. SMITH, JR.
                                                  ------------------------------
                                                       Quentin I. Smith, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ending December 31, 1994, including any or all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, including specifically this Power of
Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 28, 1995

                                                         /s/ ROBIN SMITH
                                                  ------------------------------
                                                             Robin Smith

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by Omnicom for the fiscal year ending December 31, 1994, including any or all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, including specifically this Power of
Attorney, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 28, 1995

                                                     /s/ EGON P.S. ZEHNDER
                                                  ------------------------------
                                                         Egon P.S. Zehnder